UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2022

INTELLINETICS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-31671	87-0613716
(State or other jurisdiction	(Commission	(I.R.S Employer
of incorporation)	File Number)	Identification No.)

2190 Dividend Dr., Columbus, Ohio	43228
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 614-921-8170

Intellinetics, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INLX	NYSE American

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of John Guttilla

On November 10, 2022, the stockholders of Intellinetics, Inc., a Nevada corporation (the “Company”) elected John Guttilla, 66, as an additional Director, and on November 15, 2022, the Board of Directors of the Company appointed Mr. Guttilla as Chair of the Audit Committee of the Board. Mr. Guttilla will receive the standard annual compensation payable to independent Directors as set by the Compensation Committee.

Item 5.07 Submission of Matters to a Vote of Security Holders.

2022 Annual Meeting of Stockholders

On November 10, 2022, the Company, held its 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”). A total of 4,073,757 shares of Common Stock, par value $.001 per share, were issued and outstanding on September 6, 2022, the record date for the 2022 Annual Meeting, and were entitled to vote thereat, of which 2,474,707 shares were present, in person or by proxy, thus constituting a quorum at the 2022 Annual Meeting.

Set forth below are the voting results on each of the three proposals submitted to and voted upon by the stockholders at the 2022 Annual Meeting, which proposals are described in the Company’s Proxy Statement for the 2022 Annual Meeting:

Proposal 1:	Election of Directors

The following nominees were elected as directors, each to serve for a term of one year and until his or her successor is duly elected and qualified, by the vote set forth below:

	For	Withheld	Broker Non-Votes
James F. DeSocio	2,409,834	2,963	61,910
Matthew L. Chretien	2,409,834	2,963	61,910
Rye D’Orazio	2,409,834	2,963	61,910
William M. Cooke	2,405,794	7,003	61,910
Sophie Pibouin	2,406,287	6,510	61,910
Roger Kahn	2,406,294	6,503	61,910
John Guttilla	2,406,302	6,495	61,910

Proposal 2:	Approval of Bylaws Amendment

A Bylaws Amendment to reduce the quorum requirement for holding and transacting business at meetings of our stockholders from holders of a majority, to holders of 35%, of our outstanding shares of common stock entitled to vote at such meetings:

For	Against	Abstain	Broker Non-Votes
2,354,669	53,455	4,673	61,910

Proposal 3:	Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment by the Audit Committee of GBQ Partners LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified, by the vote set forth below:

For	Against	Abstain
2,471,684	50	2,973

Item 8.01 Other Events.

On November 16, 2022, the Company issued a press release announcing the election of John Guttilla to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Name of Exhibit
99.1	Press release issued by the Company on November 16, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLINETICS, INC.

	By:	/s/ James F. DeSocio
James F. DeSocio
President and Chief Executive Officer

Dated: November 16, 2022